Exhibit 31.1


Exhibit 32.2


                               CERTIFICATION


I, Steve H. Rothman, Chief Financial Officer of Micros-to-Mainframes,Inc. hereby certify, pursuant to 18 U.S.C.Section 1350, as enacted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Quarterly Report on Form 10-Q for the quarterly period ended
December 31, 2003 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Micros -to- Mainframes, Inc.


Dated: February 12, 2004

	/s/ Steven H. Rothman
       -------------------------
            Steven H. Rothman
       Chief Financial Officer